Exhibit 99.2

(NYSE: WAL) July 19, 2013 Western Alliance Bancorporation 2nd Quarter Earnings Call

2 Q2 2013 Financial Performance o Strong Income Growth – Net income of $34.0 million, up from $21.0 million in Q1 2013 and $14.0 million in Q2 2012 – Net income of $27.7 million, excluding $10.0 million bargain purchase gain, $1.1 million OREO gain, and $3.3 million loss on TRUPS revaluation (excluding tax effects) – Reported EPS of $0.39, up from $0.24 in Q1 2013 and $0.15 in Q2 2012 – EPS of $0.30, excluding the effects of the $0.10 bargain purchase gain, $0.01 OREO gain, and $0.02 loss on TRUPS revaluation – Net Interest Margin of 4.36%, flat to 4.36% in Q1 2013 – Return on Assets of 1.64% and Return on Tangible Common Equity of 21.66%, compared to 0.80% and 11.26%, respectively, in Q2 2012 o Sustained Balance Sheet Growth – Total assets of $8.59 billion, up $420 million from $8.17 billion in Q1 2013 and $1.43 billion from $7.16 billion in Q2 2012 – Total loans of $6.41 billion, up $556 million (including $343 million from Centennial) from $5.86 billion in Q1 2013 and $1.25 billion from $5.16 billion in Q2 2012 – Total deposits of $7.0 billion, up $266 million (including $298 million from Centennial) from $6.73 billion in Q1 2013 and $1.0 billion from $6.0 billion in Q2 2012 o Asset Quality – Annualized Net Charge-Offs to Average Loans of 0.17%, down from 0.38% in Q1 2013 and 1.11% in Q2 2012 – Non-Performing Assets to Total Assets of 1.9%, down from 2.1% in Q1 2013 and 2.5% in Q2 2012 o Capital – Tier 1 Common Capital Ratio of 8.3%, down from 8.6% in Q1 2013 and up from 8.0% in Q2 2012 – Tangible Book Value/Share of $7.26, up from $7.04 in Q1 2013 and $6.01 in Q2 2012 Note: Capital ratios are estimates until Call Reports are filed

3 Centennial Bank Acquisition o 17 FTE’s at close, now 7 o Conversion scheduled for July 26, 2013 o Acquired loans of $351 million on April 30; balance remaining as of June 30 is $343 million o Acquired deposits of $337 million on April 30; balance remaining as of June 30 is $298 million o Net acquisition gain of $8.5 million, net of merger‐related expenses and tax effects Highlights $ in millions April 30th Acquired Amount Loans, Principal Balance 404 $ Credit Discounts (37) $ Rate Discounts (16) Net Acquired Loans 351 $ Deposits 337 $ Borrowings 77 Premiums 5 Net Acquired Liabilities 419 $

4 $1,574 $1,756 $1,948 $2,085 $2,174 $1,310 $1,331 $1,397 $1,414 $1,550 $1,434 $1,401 $1,500 $1,532 $1,833 $486 $465 $471 $443 $438 $361 $380 $394 $381 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Loan Growth and Portfolio Composition $ in millions $1.25 Billion Year Over Year Growth Commercial Industrial CRE, Owner Occupied CRE, Non-Owner Occupied Construction Land Residential and Consumer • Commercial loans have increased from 30.5% to nearly 34% of the portfolio since Q2 12 • Q2 13 includes $343 million growth from Centennial acquisition • Q4 12 included $117 million growth from Western Liberty acquisition Highlights $5,165 $5,333 $5,709 $5,855 $6,412 Growth +168 +$376 +146 +556 $417

5 Deposit Growth and Composition $ in millions $1.0 Billion Year Over Year Growth Savings & MMDA NOW CDs Non-Int Bearing DDA $1,842 $1,841 $1,933 $1,930 $1,920 $2,438 $2,541 $2,574 $2,827 $2,945 $541 $515 $582 $620 $631 $1,180 $1,265 $1,366 $1,358 $1,505 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 $6,001 $6,162 $6,455 $6,735 $7,001 Growth +161 +293 +280 +266 • Cost of interestbearing deposits is 0.32% • Q2 13 includes $298 million growth from Centennial acquisition • Q4 12 included $91 million growth from Western Liberty acquisition Highlights

6 $77 $78 $74 $75 $69 $105 $123 $106 $94 $82 $135 $116 $97 $84 $71 $92 $100 $98 $122 $115 Q2‐12 Q3‐12 Q4‐12 Q1‐13 Q2‐13 $409 $417 $375 $375 $337 Adversely Graded Loans and Non-Performing Assets $ in millions Q2‐12 Q3‐12 Q4‐12 Q1‐13 Q2‐13 OREO Non-Performing Loans Classified Accruing Loans Special Mention Loans $23 $20 $125 Organic Acquired* Q2 2012 – Q2 2013 NPA’s Adversely Graded Loans * Net of Centennial and Western Liberty credit and rate mark discounts of $67 million *

7 Consolidated Balance Sheet $ in millions Highlights • Assets grew 20% or $1,430 million during the past year • Shareholders’ Equity grew 19.0% or $128 million during the same period • Tangible Book Value/Share grew over 20% from $6.01 to $7.26 • OCI fell from an unrealized net gain of $7.2 million to an unrealized net loss of $10.8 million, a change of 1.78% in the AFS portfolio Q2 - 13 Q1 - 13 Q2-12 Investments & Cash 1,696 $ 1,859 $ 1,580 $ Total Loans 6,412 5,855 5,165 Allowance for Loan Loss (96) (96) (98) Other Assets 582 556 517 Total Assets 8,594 $ 8,174 $ 7,164 $ Deposits 7,001 $ 6,735 $ 6,001 $ Other Liabilities 793 658 491 Total Liabilities 7,794 $ 7,393 $ 6,492 $ Shareholders' Equity 800 781 672 Total Liabilities and Equity 8,594 $ 8,174 $ 7,164 $ Tangible Common Equity* 632 $ 613 $ 500 $ Tangible Common Equity Ratio 7.4% 7.5% 7.0% Tangible Book Value/Share 7.26 $ 7.04 $ 6.01 $ EOP Shares outstanding (mils) 87.0 87.1 83.2 * Net of tax

8 Consolidated Financial Results Highlights • Revenue growth of 13.8% from same quarter last year compared to expense growth of 5.8% • EPS increased $0.06 from Q1 2013 to $0.30, excluding $0.10 for net acquisition gain, $0.01 for the OREO gain, and $0.02 for the TRUPS valuation loss $ in millions except EPS Q2 ‐ 13 Q1 ‐ 13 Q2 ‐ 12 Net Interest Income 82.2 $ 76.2 $ 70.8 $ Operating Non Interest Income 5.0 5.1 5.8 Total Revenue 87.2 $ 81.3 $ 76.6 $ Operating Expenses (47.1) (46.2) (44.5) Pre‐Tax, Pre‐Provision Income 40.1 $ 35.1 $ 32.1 $ Provision for Credit Losses (3.5) (5.4) (13.3) Repossessed Asset Valuation 1.1 (0.5) (0.9) TRUPS Valuation Gain/(Loss) (3.3) (0.5) 0.5 Bargain Purchase Gain 10.0 0.0 0.0 Merger‐Related Expenses (2.6) (0.2) 0.0 Amortization of Affordable Housing and Other Items (0.8) (0.8) 1.0 Pre‐Tax Income 41.0 $ 27.7 $ 19.4 $ Income Tax (6.8) (6.8) (5.3) Discontinued Operations (0.2) 0.0 (0.1) Net Income 34.0 $ 21.0 $ 14.0 $ Preferred Dividend (0.4) (0.4) (1.4) Net Income Available to Common 33.6 $ 20.6 $ 12.6 $ Earnings Per Share 0.39 $ 0.24 $ 0.15 $

9 EPS Walkforward Q1 2013 – Q2 2013 Components of Changes in Earnings Per Share $0.05 ($0.01) $0.02 $0.30 ($0.02) $0.01 $0.10 $0.39 Q1 2013 EPS Net Interest Income Provision Expense OREO Gains Q2 2013 EPS Operating Expense TRUPS Valuation Losses Net Acquisition Gain $0.24 Q2 2013 EPS Excluding Certain Items

10 $27.5 $27.7 $30.1 $29.3 $30.7 4.32% 4.28% 4.50% 4.16% 4.25% 4.0% 4.2% 4.4% 4.6% 4.8% 5.0% 5.2% Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 $24.1 $24.4 $26.7 $26.6 $32.5 4.46% 4.50% 4.58% 4.42% 4.74% $15 $19 $23 $27 $31 $35 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 $21.4 $21.8 $22.2 $20.8 $20.6 5.16% 5.11% 5.07% 4.72% 4.64% Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 $70.8 $71.9 $77.5 $76.2 $82.2 4.46% 4.42% 4.55% 4.36% 4.36% 4.0% 4.2% 4.4% 4.6% 4.8% 5.0% 5.2% $65 $70 $75 $80 $85 Q2-12 Q3-12 Q4-12 Q1-13 Q2-122 Net Interest Income and NIM $ in millions Western Alliance Bank Bank of Nevada Torrey Pines Bank WAL Consolidated Note: Net Interest Margin is reported on a tax-equivalent basis and excludes the interest income and loan balances of held for sale loans

11 $5.2 $5.3 $5.7 $5.9 $6.4 5.50% 5.42% 5.60% 5.42% 5.40% Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 $179 $308 $205 $556 $383 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 $1.4 $1.3 $1.2 $1.3 $1.3 3.15% 3.17% 3.25% 3.21% 2.92% Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 $4.2 $4.3 $4.5 $4.8 $5.1 0.40% 0.38% 0.35% 0.32% 0.32% Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 WAL Consolidated Net Interest Drivers $ in billions Cash and Due from Banks Loans and Yield Total Investments and Yield Interest Bearing Deposits and Cost $ in millions

12 Operating Expense and Efficiency Ratio $ in millions $17.4 $16.7 $16.8 $17.4 $17.3 54.4% 51.9% 48.0% 50.5% 47.9% 40% 45% 50% 55% 60% Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 $11.7 $11.9 $13.1 $13.1 $14.7 44.2% 44.7% 45.2% 45.1% 42.0% $6 $8 $10 $12 $14 $16 $18 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 $11.1 $11.1 $11.1 $12.0 $12.0 48.2% 47.3% 46.3% 53.1% 54.2% Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 $44.5 $43.9 $45.8 $46.2 $47.0 56.4% 54.9% 53.5% 54.6% 52.2% 40% 45% 50% 55% 60% $40 $42 $44 $46 $48 $50 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Western Alliance Bank Bank of Nevada Torrey Pines Bank WAL Consolidated Note: Operating Expenses exclude goodwill impairment, merger-related expenses and gains/losses on sale of repossessed assets.

13 Pre-Tax Pre-Provision Income and ROA $ in millions $13.7 $14.2 $16.7 $15.3 $17.3 1.92% 1.93% 2.19% 1.92% 2.12% 1.5% 2.0% 2.5% 3.0% Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 $14.0 $14.1 $15.2 $15.3 $19.5 2.41% 2.38% 2.38% 2.36% 2.62% $8 $10 $12 $14 $16 $18 $20 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 $11.4 $11.8 $12.2 $9.9 $9.7 2.54% 2.50% 2.51% 2.03% 1.98% Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 $32.1 $33.4 $36.8 $35.1 $40.1 1.83% 1.83% 1.93% 1.80% 1.92% 1.5% 2.0% 2.5% 3.0% $25 $30 $35 $40 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Western Alliance Bank Bank of Nevada Torrey Pines Bank WAL Consolidated Note: Pre-Tax Pre-Provision Income excludes securities and goodwill impairment, markto-market gains/losses, gains/losses on sale of investment securities and repossessed assets, merger-related expenses, and net acquisition gain

14 Net Income and ROA $ in millions $3.8 $5.8 $7.6 $10.7 $12.7 0.53% 0.79% 0.99% 1.34% 1.55% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 $7.8 $8.8 $10.4 $8.5 $12.0 1.34% 1.47% 1.63% 1.31% 1.61% $0 $5 $10 $15 $20 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 $5.1 $6.4 $5.2 $6.4 $5.7 1.13% 1.30% 0.70% 1.30% 1.16% Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 $14.0 $15.5 $17.3 $21.0 $25.5 0.80% 0.85% 0.84% 1.08% 1.23% 0.0% 0.5% 1.0% 1.5% 2.0% $0 $5 $10 $15 $20 $25 $30 $35 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Western Alliance Bank* Bank of Nevada Torrey Pines Bank** WAL Consolidated*** * Including the net acquisition gain, the WAB Q2 2013 net income and ROA would be $20.5 million and 2.75%, respectively ** Excludes the net acquisition gain and discontinued operations *** Including the net acquisition gain, the WAL Q4 2012 net income and ROA would be $32.1 million and 1.52%, respectively, and the Q2 2013 net income and ROA would be $34.0 million and 1.64%, respectively ** **

15 Composition of Pass Credits and Loan Grades 6/30/12 High Pass $1,211 Pass $3,624 Special Mention 92 Classified $238 Wtd Grade 4.22 Total Loans $5,165 million Pass Credits and Loan Grades Q2 2012 – Q2 2013 Composition of Pass Credits and Loan Grades 6/30/13 High Pass $1,707 Pass $4,321 Special Mention $162 Classified $222 Wtd Grade 4.14 Total Loans $6,412 million + + = $9 $486 $295 $403 $47 $70 ($86) Centennial and Western Liberty Loans Organic Loan Growth High Pass Pass Special Mention Classified $421 $826 $23

16 Net Charge-Offs and Provision Q2 2012 – Q2 2013 $13.9 $9.0 $13.5 $2.7 1.11% 0.70% 0.99% 0.38% Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Affinity Card Mark to Fair Value ($2.6 mil) WAB TPB BON Charge-Off Rate 0.17% $0.7 $3.0 $4.2 $2.2 $3.0 $10.0 $5.9 $7.3 $3.2 $0.5 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Other Allocated Provision Net Growth Provision Net Charge-Offs and Charge-Off Rate Q2 2012 – Q2 2013 Loan Provision Q2 2012 – Q2 2013 $13.3 $8.9 $11.5 $5.4 $5.4 $3.5 $3.3

17 Effect of No Reserve for Acquired Loans Reported Less: Acquired Loans* Adjusted Allowance for Loan Losses 96 $ 96 $ Total Loans 6,412 $ 421 $ 5,991 $ Ratio 1.50% 1.61% Effect of Acquired Loans Booked at Discount Reported Plus: Credit Discount* Adjusted Allowance for Loan Losses 96 $ 45 $ 141 $ Total Loans 6,412 $ 45 $ 6,456 $ Ratio 1.50% 2.18% * Western Liberty and Centennial Allowance for Credit Losses at 6/30/13

18 Charge-Offs By Vintage and Remaining Balances $ in millions $4 $15 $18 $75 $140 $270 $272 $418 $411 $351 $466 $946 $1,579 $1,063 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 $2.4 $2.4 $2.1 $5.3 $25.9 $66.2 $125.6 $96.4 $63.7 $4.4 $2.9 $0.4 $0.2 $0.0 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Remaining Balances by Vintage 2000-2013 Charge-Offs by Vintage 2000-2013 $112 outstanding balances (1.9% of total) $377.8 charge offs (94.9% of total) $7.9 charge offs (2.0% of total) $12.2 charge offs (3.1% of total) $1,511 outstanding balances (25.1% of total) $4,405 outstanding balances (73.1% of total)

19 Regulatory Capital Q2 2012 – Q2 2013 $6.01 $6.35 $6.84 $7.04 $7.26 11.3% 11.6% 12.0% 13.9% 16.5% Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 TBV/Share ROTCE Tangible Book Value/Share and ROTCE 12.3% 12.3% 12.6% 12.6% 12.0% 8.0% 8.1% 8.6% 8.6% 8.3% 11.0% 11.0% 11.3% 11.3% 10.8% 9.7% 9.7% 10.1% 10.1% 9.9% Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Total RBC Tier 1 Common Tier 1 RBC Tier 1 Leverage Regulatory Ratios * Including the bargain purchase gains, ROTCE for Q4-12 and Q2-13 is 21.70% and 21.66%, respectively * *

20 Outlook 3rd Quarter 2013 o Balance Sheet Growth o Net Interest Margin o Efficiency Ratio o Asset Quality o Acquisition Integration

21 Question & Answer WAL Q2 2013 Earnings Presentation

22 Forward Looking Statements This presentation contains forward-looking statements that relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements contained herein reflect our current views about future events and financial performance and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from historical results and those expressed in any forward-looking statement. Some factors that could cause actual results to differ materially from historical or expected results include: factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 as filed with the Securities and Exchange Commission; changes in general economic conditions, either nationally or locally in the areas in which we conduct or will conduct our business; inflation, interest rate, market and monetary fluctuations; increases in competitive pressuresamong financial institutions and businesses offering similar products and services; higher defaults on our loan portfolio than we expect; changes in management’s estimate of the adequacy of the allowance for loan losses; legislative or regulatory changes or changes in accounting principles, policies or guidelines; supervisory actions by regulatory agencies which may limit our ability to pursue certain growth opportunities; management’s estimates and projections of interest rates and interest rate policy; the execution of our business plan; and other factors affecting the financial services industry generally or the banking industry in particular. We do not intend and disclaim any duty or obligation to update or revise any industry information or forward-looking statements set forth in this presentation to reflect new information, future events or otherwise.